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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  August 6, 2003
                                                          ----------------

                           Strategic Diagnostics Inc.
                       ----------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                      000-68440                56-1581761
     ----------------            ---------------------        --------------
     (State or Other               (Commission File          (I.R.S. Employer
      Jurisdiction of                   Number)             Identification No.)
      Incorporation)



                111 Pencader Drive
                    Newark, DE                                        19702
-----------------------------------------------------             -------------
      (Address of Principal Executive Offices)                       (Zip Code)




       Registrant's telephone number, including area code: (302) 456-6789
                                                          ----------------

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits.

Exhibit Number                           Exhibit Title
--------------                           -------------

99 Press release issued by Strategic Diagnostics Inc. on August 6, 2003, furnished in accordance with Item 9 of this Current Report on Form 8-K.



Item 9.           Regulation FD Disclosure.

         The purpose of this Current Report on Form 8-K is to furnish a press release issued on August 6, 2003 by Strategic Diagnostics Inc. This press release is furnished herewith as Exhibit 99.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STRATEGIC DIAGNOSTICS INC.


                                        By:
                                            ----------------------------------
                                            Stanley J. Musial
                                            Chief Financial Officer


Dated:  August 6, 2003













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                                  EXHIBIT INDEX


Exhibit Number                           Exhibit Title
--------------                           -------------

99 Press release issued by Strategic Diagnostics Inc. on August 6, 2003, furnished in accordance with Item 9 of this Current Report on Form 8-K.























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